Income Tax Provision	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Income Tax Provision
Income Tax Provision

Note 6. Income Tax Provision

The Company determines deferred tax assets and liabilities based upon the differences between the financial statement and tax bases of the Company’s assets and liabilities using tax rates in effect for the year in which the Company expects the differences to affect taxable income. A valuation allowance is established for any deferred tax assets for which it is more likely than not that all or a portion of the deferred tax assets will not be realized.

The Company files U.S. federal and state and foreign income tax returns in jurisdictions with varying statutes of limitations.  All tax returns from 2012 to 2016 may be subject to examination by the Internal Revenue Service, California and other states. Returns filed in foreign jurisdictions may be subject to examination for the years 2008 to 2016.  As of September 30, 2017, the Company has not recorded any liability for unrecognized tax benefits related to uncertain tax positions.

Note 4: Income Taxes

The income tax provision consisted of the following (in thousands):

	Year Ended
	December 31,
	2016	2015	2014
Current portion:
Federal	$—	$—	$—
State	3	3	3
Foreign	42	83	104
	$45	$86	$107

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the Company’s deferred tax assets and liabilities were (in thousands):

	December 31,
	2016	2015
Deferred tax assets:
Federal and state loss carryforwards	$68,829	$60,831
Reserves, accruals and other	519	761
Depreciation and amortization	1,718	1,304
Deferred stock-based compensation	4,287	4,504
Research and development credit carryforwards	13,867	12,886
Foreign tax and other credits	536	1,131
Total deferred tax assets	89,756	81,417
Deferred tax liabilities:
Acquired intangible assets and other	328	1,781
Less: Valuation allowance	(89,428)	(79,636)
Net deferred tax assets	$—	$—

The valuation allowance increased by $9.8 million and $12.9 million for the years ended December 31, 2016 and 2015, respectively.

As of December 31, 2016, the Company had net operating loss carryforwards (NOLs) of approximately $184.1 million for federal income tax purposes and approximately $116.5 million for state income tax purposes. These losses are available to reduce future taxable income and expire at various times from 2017 through 2036. Approximately $5.7 million of federal net operating loss carryforwards and $4.8 million of state net operating loss carryforwards are related to excess tax benefits from stock-based compensation and would be charged to additional paid-in capital, if realized.

The Company also had federal research and development tax credit carryforwards of approximately $8.8 million, which will begin expiring in 2018, and California research and development credits of approximately $7.8 million, which do not have an expiration date. The Company had remaining foreign tax credits available for federal income tax purposes of approximately $0.3 million, which will began expiring in 2017.

Utilization of the Company’s net operating loss and tax credit carryforwards may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code (IRC); and similar state provisions. Section 382 of the IRC (Section 382) imposes limitations on a corporation’s ability to utilize its NOLs, if it experiences an “ownership change.” In general terms, an ownership change may result from transactions increasing the ownership percentage of certain stockholders in the stock of the corporation by more than 50% over a three year period. In the event of an ownership change, utilization of the NOLs would be subject to an annual limitation under Section 382 determined by multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax exempt rate. The Company has not completed a Section 382 study in recent years; however, should a study be completed, certain NOLs may be subject to such limitations. Any future annual limitation may result in the expiration of NOLs before utilization.

The Company considers its undistributed earnings of its foreign subsidiary permanently reinvested in foreign operations and has not provided for U.S. income taxes on such earnings. As of December 31, 2016, the Company’s unremitted earnings from its foreign subsidiary were $1.0 million. The determination of the unrecognized deferred U.S. income tax liability, if any, is not practicable.

A reconciliation of income taxes provided at the federal statutory rate (35%) to the actual income tax provision follows (in thousands):

	Year Ended December 31,
	2016	2015	2014
Income tax benefit computed at U.S. statutory rate	$(11,229)	$(10,989)	$(11,401)
State income tax (net of federal benefit)	3	3	3
Foreign income tax at rate different from U.S. statutory rate	(7)	(15)	(12)
Research and development credits	(981)	(1,580)	(1,614)
Stock-based compensation	75	123	130
Amortization of intangible assets	(100)	(100)	(100)
Goodwill impairment	1,856	—	—
Valuation allowance changes affecting tax provision	10,022	12,588	13,027
Other	406	56	74
Income tax provision	$45	$86	$107

The domestic and foreign components of (loss) income before income tax provision were (in thousands):

	Year Ended December 31,
	2016	2015	2014
U.S.	$(31,115)	$(31,580)	$(32,735)
Non-U.S	(888)	183	160
	$(32,003)	$(31,397)	$(32,575)